Reserves	12 Months Ended
Dec. 31, 2021
Disclosure Of Reserves [Abstract]
RESERVES

19. RESERVES

The share-based payment reserve for warrants represent the cost to issue warrants in the future based on their grant date fair value.

The share-based payment reserve for options represents the cost to issue share-based compensation, primarily share options, based on their grant date fair value.

The convertible loan note reserve represents the proceeds received on issuance of convertible loan notes classified as equity instruments, accrued interest and the fair value of the debt component, in respect of loans that are yet to convert.

Retained earnings represent the cumulative profits/(losses) of the entity which have not been distributed to shareholders. This reserve has been credited as part of the capital reduction exercise described below.

The shares to be issued reserve represents the equity shares that are to be issued to the Chairman in lieu of his realization bonus, which became payable during the course of the year to 31 December 2020.

The translation reserve represents the unrealised gains or losses from the foreign currency translation of Companies within the Group.

The merger reserve arises on consolidation as a result of the share for share exchange transaction that took place this year described in note 15. It represents the difference between the share capital issued and the aggregate carrying value of assets and liabilities and other reserves of the previous parent on the merger date.